FIDELITY(REGISTERED TRADEMARK)
TREND
FUND

ANNUAL REPORT
DECEMBER 31, 1999

(2_FIDELITY_LOGOS)(registered trademark)

CONTENTS


PRESIDENT'S MESSAGE    3   Ned Johnson on investing
                           strategies.

PERFORMANCE            4   How the fund has done over
                           time.

FUND TALK              6   The manager's review of fund
                           performance, strategy and
                           outlook.

INVESTMENT CHANGES     9   A summary of major shifts in
                           the fund's investments over
                           the past six months.

INVESTMENTS            10  A complete list of the fund's
                           investments with their
                           market values.

FINANCIAL STATEMENTS   21  Statements of assets and
                           liabilities, operations, and
                           changes in net assets,  as
                           well as financial highlights.

NOTES                  25  Footnotes to the financial
                           statements.

REPORT OF INDEPENDENT  30  The auditors' opinion.
ACCOUNTANTS

DISTRIBUTIONS          31

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

This report is printed on recycled paper using soy-based inks.

THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE
SUBMITTED FOR THE GENERAL INFORMATION
OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS
IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED
BY,
ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC,
FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO
INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT
INVESTED.

NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON ANY FIDELITY FUND, INCLUDING CHARGES AND
EXPENSES, CALL 1-800-544-6666 FOR A
FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PRESIDENT'S MESSAGE


(photo_of_Edward_C_Johnson_3d)

DEAR SHAREHOLDER:

The NASDAQ, S&P 500(Registered trademark) and Dow Jones Industrial Average all closed 1999 at record highs. Investors should note, however, that much of the year's returns were driven by a single sector: technology. Most other stocks were flat or down in 1999. Likewise, bond investors had little cause to celebrate at year's end. Steadily rising interest rates left the benchmark 30-year Treasury at its highest yield level in two years.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,
Edward C. Johnson 3d

PERFORMANCE: THE BOTTOM LINE


There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $10,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

CUMULATIVE TOTAL RETURNS

PERIODS ENDED DECEMBER 31, 1999    PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

FIDELITY TREND                     40.73%       124.49%       246.86%

S&P 500                            21.04%       251.12%       432.89%

Growth Funds Average               29.27%       214.12%       380.42%

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500SM Index - a market capitalization-weighted index of common stocks. To measure how the fund's performance stacked up against its peers, you can compare it to the growth funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Inc. The past one year average represents a peer group of 1,149 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges. Lipper has created new comparison categories that group funds according to portfolio characteristics and capitalization, as well as by capitalization only. These averages are listed on page 5 of this report.*

AVERAGE ANNUAL TOTAL RETURNS

PERIODS ENDED DECEMBER 31, 1999    PAST 1 YEAR  PAST 5 YEARS  PAST 10 YEARS

FIDELITY TREND                     40.73%       17.55%        13.24%

S&P 500                            21.04%       28.56%        18.21%

Growth Funds Average               29.27%       25.04%        16.52%

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

$10,000 OVER 10 YEARS
             Trend                       S&P 500
             00005                       SP001
  1989/12/31      10000.00                    10000.00
  1990/01/31       9136.14                     9329.00
  1990/02/28       9362.08                     9449.34
  1990/03/31       9529.99                     9699.75
  1990/04/30       9067.11                     9457.26
  1990/05/31       9927.07                    10379.34
  1990/06/30       9942.96                    10308.76
  1990/07/31       9745.55                    10275.77
  1990/08/31       8774.40                     9346.84
  1990/09/30       8102.76                     8891.65
  1990/10/31       7760.14                     8853.42
  1990/11/30       8454.46                     9425.35
  1990/12/31       8734.03                     9688.32
  1991/01/31       9282.05                    10110.73
  1991/02/28      10108.64                    10833.64
  1991/03/31      10334.70                    11095.82
  1991/04/30      10439.73                    11122.45
  1991/05/31      10928.38                    11602.94
  1991/06/30      10158.88                    11071.52
  1991/07/31      10862.16                    11587.46
  1991/08/31      11127.04                    11862.08
  1991/09/30      11053.97                    11663.98
  1991/10/31      11170.42                    11820.28
  1991/11/30      10531.07                    11343.92
  1991/12/31      11902.44                    12641.67
  1992/01/31      11976.78                    12406.53
  1992/02/29      12263.02                    12567.82
  1992/03/31      11864.63                    12322.74
  1992/04/30      11794.61                    12685.03
  1992/05/31      12084.35                    12747.19
  1992/06/30      11809.10                    12557.26
  1992/07/31      12473.07                    13070.85
  1992/08/31      12275.09                    12802.90
  1992/09/30      12458.59                    12953.97
  1992/10/31      12755.56                    12999.31
  1992/11/30      13506.46                    13442.58
  1992/12/31      13898.75                    13607.93
  1993/01/31      14232.12                    13722.24
  1993/02/28      14148.85                    13908.86
  1993/03/31      14742.67                    14202.33
  1993/04/30      14200.26                    13858.64
  1993/05/31      14971.46                    14230.05
  1993/06/30      15246.51                    14271.32
  1993/07/31      15205.38                    14214.23
  1993/08/31      16002.29                    14752.95
  1993/09/30      16351.89                    14639.35
  1993/10/31      16650.09                    14942.39
  1993/11/30      15878.89                    14800.44
  1993/12/31      16560.13                    14979.52
  1994/01/31      17218.83                    15488.82
  1994/02/28      16616.19                    15069.08
  1994/03/31      15539.83                    14412.07
  1994/04/30      15626.73                    14596.54
  1994/05/31      15660.36                    14835.92
  1994/06/30      15223.10                    14472.44
  1994/07/31      15632.33                    14947.14
  1994/08/31      16534.90                    15559.97
  1994/09/30      16178.92                    15178.75
  1994/10/31      16251.80                    15520.27
  1994/11/30      15357.64                    14955.03
  1994/12/31      15451.12                    15176.81
  1995/01/31      15320.82                    15570.34
  1995/02/28      15823.84                    16177.12
  1995/03/31      16066.25                    16654.51
  1995/04/30      16296.55                    17144.98
  1995/05/31      16651.09                    17830.27
  1995/06/30      17175.32                    18244.46
  1995/07/31      18011.66                    18849.45
  1995/08/31      18499.53                    18896.76
  1995/09/30      19069.21                    19694.21
  1995/10/31      18587.40                    19623.90
  1995/11/30      19172.24                    20485.39
  1995/12/31      18868.09                    20879.93
  1996/01/31      19249.19                    21590.69
  1996/02/29      19886.72                    21790.83
  1996/03/31      19875.81                    22000.68
  1996/04/30      20406.61                    22324.97
  1996/05/31      20970.13                    22900.73
  1996/06/30      20439.33                    22987.98
  1996/07/31      19272.30                    21972.37
  1996/08/31      19723.12                    22435.77
  1996/09/30      20908.32                    23698.46
  1996/10/31      20682.91                    24352.06
  1996/11/30      22115.34                    26192.83
  1996/12/31      22072.54                    25673.95
  1997/01/31      22981.71                    27278.06
  1997/02/28      21868.04                    27491.92
  1997/03/31      20166.98                    26362.28
  1997/04/30      19913.38                    27936.10
  1997/05/31      22624.94                    29636.85
  1997/06/30      24107.52                    30964.59
  1997/07/31      25777.37                    33428.44
  1997/08/31      25574.49                    31555.78
  1997/09/30      27685.22                    33284.09
  1997/10/31      25348.20                    32172.40
  1997/11/30      24419.64                    33661.66
  1997/12/31      23960.70                    34239.63
  1998/01/31      23942.99                    34618.32
  1998/02/28      26143.78                    37114.99
  1998/03/31      28025.74                    39015.65
  1998/04/30      28579.26                    39408.15
  1998/05/31      27210.96                    38730.72
  1998/06/30      27711.34                    40303.96
  1998/07/31      26475.89                    39874.73
  1998/08/31      19054.32                    34109.64
  1998/09/30      20241.06                    36294.70
  1998/10/31      20927.42                    39246.91
  1998/11/30      22357.71                    41625.67
  1998/12/31      24647.07                    44024.14
  1999/01/31      26369.62                    45865.23
  1999/02/28      25665.54                    44439.74
  1999/03/31      26883.28                    46217.77
  1999/04/30      28220.58                    48007.79
  1999/05/31      27675.92                    46874.32
  1999/06/30      29416.18                    49475.85
  1999/07/31      28508.41                    47931.21
  1999/08/31      28459.70                    47693.95
  1999/09/30      27764.48                    46386.66
  1999/10/31      29256.77                    49322.01
  1999/11/30      30846.47                    50324.73
  1999/12/31      34686.48                    53288.85
IMATRL PRASUN   SHR__CHT 19991231 20000113 115126 R00000000000123

$10,000 OVER 10 YEARS: Let's say hypothetically that $10,000 was invested in Fidelity Trend Fund on December 31, 1989. As the chart shows, by December 31, 1999, the value of the investment would have grown to $34,686 - a 246.86% increase on the initial investment. For comparison, look at how the Standard & Poor's 500 Index did over the same period. With dividends and capital gains, if any, reinvested, the same $10,000 would have grown to $53,289 - a 432.89% increase.

(checkmark)UNDERSTANDING
PERFORMANCE

How a fund did yesterday is
no guarantee of how it will do
tomorrow. The stock market,
for example, has a history of
long-term growth and
short-term volatility. In turn, the
share price and return of a
fund that invests in stocks will
vary. That means if you sell
your shares during a market
downturn, you might lose
money. But if you can ride out
the market's ups and downs,
you may have a gain.

* THE LIPPER MULTI-CAP GROWTH FUNDS AVERAGE REFLECTS THE PERFORMANCE (EXCLUDING SALES CHARGES) OF MUTUAL FUNDS WITH SIMILAR PORTFOLIO CHARACTERISTICS AND CAPITALIZATION. THE LIPPER MULTI-CAP SUPERGROUP AVERAGE REFLECTS THE PERFORMANCE (EXCLUDING SALES CHARGES) OF MUTUAL FUNDS WITH SIMILAR CAPITALIZATION. AS OF DECEMBER 31, 1999 THE ONE YEAR, FIVE YEAR AND 10 YEAR CUMULATIVE AND AVERAGE ANNUAL TOTAL RETURNS FOR THE LIPPER MULTI-CAP GROWTH FUNDS AVERAGE WERE 52.34%, 258.07%, 492.89% AND 52.34%, 28.56% AND 19.17%, RESPECTIVELY; AND THE
ONE YEAR, FIVE YEAR AND 10 YEAR CUMULATIVE AND AVERAGE ANNUAL TOTAL RETURNS FOR THE LIPPER MULTI-CAP SUPERGROUP AVERAGE WERE 24.95%, 186.76%, 341.11%, AND 24.95%, 22.85%, 15.51%, RESPECTIVELY.

FUND TALK: THE MANAGER'S OVERVIEW



MARKET RECAP

Despite the fifth consecutive year
of returns exceeding 20% for the
Standard & Poor's 500 Index, this
performance was not necessarily an
entirely accurate representation of
the overall health of the U.S. equity
markets. For example, during the
12-month period ending December
31, 1999, the S&P 500 - a
market-capitalization-weighted
index of 500 widely held U.S. stocks
- returned 21.04%. Interestingly,
however, the top 50 stocks in the
S&P 500 - the so-called "Nifty 50"
- accounted for 115% of its total
return. Meanwhile, the remaining
450 stocks had a cumulative return
of -3.13%. Overall, more stocks fell
than rose in 1999. Additionally, just
one sector - technology - was
responsible for approximately 70%
of the S&P's return. This incredibly
narrow market breadth was further
illustrated by the technology-laden
NASDAQ Index. Its 12-month return
of 86.12% was the all-time highest
annual return for any major U.S. stock
index. The Dow Jones Industrial
Average - an index of 30 blue-chip
stocks - posted a 27.13% return
during the period. Also dominating
headlines in 1999 was the Federal
Reserve Board's persistent inflation
worries, and its attempts to keep the
same in check by increasing key
short-term interest rates by 0.25
percentage points on three occasions.

(photograph of Nick Thakore)

An interview with Nick Thakore, Portfolio Manager of Fidelity Trend
Fund

Q. HOW DID THE FUND PERFORM, NICK?

A. Very well. For the 12 months that ended December 31, 1999, the fund had a total return of 40.73%, compared to 21.04% for the Standard & Poor's 500 Index and 29.27% for the growth funds average tracked by Lipper Inc.

Q. WHAT ENABLED THE FUND TO FINISH SO FAR AHEAD OF THE INDEX AND THE
AVERAGE?

A. The fund's strong relative performance was due almost entirely to favorable stock selection. My philosophy is to avoid making big sector bets except when my conviction about a sector is really compelling. I will, however, frequently overweight industries within a sector and specific stocks that I believe in. For example, during the period the fund's technology weighting on average was close to that of the S&P 500, but I overweighted communications and underweighted computers, which helped performance. Similarly, within health care I emphasized biotechnology stocks over those of large drug companies - another strategy that paid off. Finally, within the communications part of the utilities sector, I favored newer entrants over incumbents, and that proved to be the right decision too.

Q. WHAT IS YOUR RATIONALE FOR LIMITING BIG SECTOR BETS?

A. I believe that staying close to the sector weightings of the S&P 500 offers a number of benefits, the biggest of which is more consistent performance. Nineteen ninety-nine, a year of tremendous volatility and active sector rotation, illustrated the benefits of this strategy. There was a powerful rally in cyclical stocks for about a month last spring, but it was difficult to catch if you weren't already positioned for it. Since the fund had roughly a market weighting of cyclical holdings, it was able to participate in that rally. Likewise, when the big rally occurred in technology during the last two months of the period, the fund was able to benefit from it. On the other hand, for the sectors of the fund that were not "hot" during the period, I tried to add value by selecting the industries and stocks within those sectors that had the most promise. One measure of the fund's consistency is the fact that it outperformed the S&P 500 in every month of 1999 except October.

Q. WHICH STOCKS HELPED PERFORMANCE?

A. Microsoft was a big winner. Continued strong earnings, positive momentum in the technology sector generally and the upcoming launch of the company's Windows 2000 operating system enabled the stock to rally sharply as the period drew to a close. California Amplifier, a wireless equipment company, also made a positive contribution. The company benefited from the growth of direct-to-home satellite products and increased interest in using wireless technology to provide broadband home access. Another strong performer was Calpine, an independent power producer. Formerly perceived as a slow-growth holding, the stock surged in 1999 when investors realized that the company had a huge backlog of promising projects with few competing projects coming online.

Q. WHICH STOCKS DETRACTED FROM PERFORMANCE?

A. Philip Morris was a disappointment. Although cheap when I bought it, concerns about smoking-related lawsuits continued to plague the stock. Tricon Global was another poor performer. The company, which owns fast-food franchises KFC, Pizza Hut and Taco Bell, suffered from lackluster revenue growth and poorly received product introductions. Finally, Federal-Mogul, an auto supply company, failed to keep up with earnings estimates due to a slowdown in demand and difficulties in assimilating a recent acquisition. I sold the latter two holdings.

Q. WHAT'S YOUR OUTLOOK, NICK?

A. There are a number of reasons to be cautious about stocks right now, including rich valuations, excessively positive investor sentiment and rising interest rates. However, I do not plan to underestimate this durable bull market or the technology juggernaut underlying it, especially given the strong basic business prospects of many technology companies. For the most part, I foresee maintaining my strategy of closely mirroring the sector weightings of the S&P 500, while attempting to add value through my industry and stock selection. I believe there are many attractively valued stocks relative to their growth outlooks.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER AND DO NOT NECESSARILY REPRESENT THE VIEWS OF FIDELITY OR ANY OTHER PERSON IN THE FIDELITY ORGANIZATION. ANY SUCH VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS AND FIDELITY DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR A FIDELITY FUND ARE BASED ON NUMEROUS FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY FIDELITY FUND.

(checkmark)FUND FACTS

GOAL: to increase the value of
the fund's shares by investing
mainly in equity securities of
companies likely to benefit
from economic, financial, or
market trends

FUND NUMBER: 005

TRADING SYMBOL: FTRNX

START DATE: June 16, 1958

SIZE: as of December 31,
1999, more than $1.5
billion

MANAGER: Nick Thakore,
since 1998; manager, Fidelity
Utilities Fund, Fidelity Advisor
Utilities Growth Fund and
Fidelity Select Utilities Growth
Portfolio, 1997-1998;
Fidelity Select
Telecommunications Portfolio,
1996-1998; joined Fidelity
in 1993

NICK THAKORE ON
OPPORTUNITIES IN THE
WIRELESS INDUSTRY:

"I view communications as one
of the best growth areas in the
economy over the next five years.
While there are many different
ways to play this growth, I believe
that one area where the growth
prospects are especially attractive
relative to valuations is the
wireless industry.

"There are several reasons to be
optimistic about wireless stocks.
The use of wireless technology has
been growing at rapid rates and
should continue to do so for the
foreseeable future. One particularly
potent driver of wireless growth is
likely to be the capability of wireless
handsets to allow data and Internet
traffic. Wireless data is still in its
infancy in the U.S. but appears
poised for explosive growth in the
next few years.

"The three primary ways of
participating in the wireless market
are through wireless service
providers, wireless equipment
companies and wireless component
makers. The fund has substantial
investments in all three areas. Most
of these companies are based in the
United States, but some are
located in Latin America, Asia or
Europe."


INVESTMENT CHANGES





TOP TEN STOCKS AS OF DECEMBER
31, 1999

                               % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                       MONTHS AGO

Microsoft Corp.                 5.4                     3.5

Caremark Rx, Inc.               2.5                     0.0

General Electric Co.            2.2                     1.8

Cisco Systems, Inc.             1.9                     1.4

Exxon Mobil Corp.               1.9                     2.1

Westinghouse Air Brake Co.      1.7                     0.0

Dell Computer Corp.             1.6                     0.0

AT&T Corp.                      1.5                     0.0

Kinder Morgan, Inc.             1.4                     0.0

Wal-Mart Stores, Inc.           1.4                     0.4

                                21.5                    9.2

TOP FIVE MARKET SECTORS AS OF
DECEMBER 31, 1999

                               % OF FUND'S NET ASSETS  % OF FUND'S NET ASSETS 6
                                                       MONTHS AGO

TECHNOLOGY                      29.3                    20.1

UTILITIES                       11.5                    13.0

FINANCE                         10.4                    13.2

HEALTH                          7.1                     7.9

INDUSTRIAL MACHINERY &          6.8                     5.9
EQUIPMENT



ASSET ALLOCATION (% OF FUND'S
NET ASSETS)

AS OF DECEMBER 31, 1999 *                                     AS OF JUNE 30, 1999 **

Stocks                           98.6%                        Stocks                              99.5%

Short-Term  Investments and                                   Short-Term  Investments and
Net Other Assets                  1.4%                        Net Other Assets                     0.5%

* FOREIGN  INVESTMENTS           10.9%                        ** FOREIGN INVESTMENTS               4.2%

Row: 1, Col: 1, Value: 98.59999999999999                      Row: 1, Col: 1, Value: 99.5
Row: 1, Col: 2, Value: 0.0                                    Row: 1, Col: 2, Value: 0.0
Row: 1, Col: 3, Value: 0.0                                    Row: 1, Col: 3, Value: 0.0
Row: 1, Col: 4, Value: 0.0                                    Row: 1, Col: 4, Value: 0.0
Row: 1, Col: 5, Value: 0.0                                    Row: 1, Col: 5, Value: 0.0
Row: 1, Col: 6, Value: 0.0                                    Row: 1, Col: 6, Value: 0.0
Row: 1, Col: 7, Value: 0.0                                    Row: 1, Col: 7, Value: 0.0
Row: 1, Col: 8, Value: 1.4                                    Row: 1, Col: 8, Value: 0.5





PRIOR TO THIS REPORT, CERTAIN INFORMATION RELATED TO PORTFOLIO
HOLDINGS WAS STATED AS A PERCENTAGE OF THE FUND'S INVESTMENTS.


INVESTMENTS DECEMBER 31, 1999

Showing Percentage of Net Assets



COMMON STOCKS - 98.6%

                                 SHARES                   VALUE (NOTE 1) (000S)

AEROSPACE & DEFENSE - 1.1%

AEROSPACE & DEFENSE - 0.8%

Boeing Co.                        114,000                 $ 4,738

United Technologies Corp.         120,200                  7,813

                                                           12,551

SHIP BUILDING & REPAIR - 0.3%

General Dynamics Corp.            72,600                   3,830

TOTAL AEROSPACE & DEFENSE                                  16,381

BASIC INDUSTRIES - 6.3%

CHEMICALS & PLASTICS - 1.5%

Dow Chemical Co.                  17,300                   2,312

E. I. du Pont de Nemours and      189,100                  12,457
Co.

Georgia Gulf Corp.                128,900                  3,923

Praxair, Inc.                     94,900                   4,775

                                                           23,467

IRON & STEEL - 0.8%

AK Steel Holding Corp.            205,500                  3,879

Bethlehem Steel Corp. (a)         459,700                  3,850

Nucor Corp.                       81,000                   4,440

                                                           12,169

METALS & MINING - 2.4%

Alcoa, Inc.                       69,000                   5,727

Furukawa Electric Co. Ltd.        1,371,000                20,793

Inco Ltd.                         291,800                  6,777

Olin Corp.                        154,200                  3,055

                                                           36,352

PAPER & FOREST PRODUCTS - 1.6%

Boise Cascade Corp.               73,600                   2,981

Bowater, Inc.                     111,500                  6,056

Champion International Corp.      25,400                   1,573

Consolidated Papers, Inc.         93,600                   2,978

Mead Corp.                        72,300                   3,141

COMMON STOCKS - CONTINUED

                                 SHARES                   VALUE (NOTE 1) (000S)

BASIC INDUSTRIES - CONTINUED

PAPER & FOREST PRODUCTS -
CONTINUED

Pentair, Inc.                     142,800                 $ 5,498

Weyerhaeuser Co.                  28,100                   2,018

                                                           24,245

TOTAL BASIC INDUSTRIES                                     96,233

CONSTRUCTION & REAL ESTATE -
0.5%

BUILDING MATERIALS - 0.4%

American Standard Companies,      133,400                  6,120
Inc. (a)

CONSTRUCTION - 0.1%

Centex Corp.                      13,700                   338

Kaufman & Broad Home Corp.        16,500                   399

Lennar Corp.                      32,500                   528

                                                           1,265

TOTAL CONSTRUCTION & REAL                                  7,385
ESTATE

DURABLES - 2.8%

AUTOS, TIRES, & ACCESSORIES -
1.6%

Ford Motor Co.                    55,500                   2,966

General Motors Corp.              40,400                   2,937

Navistar International Corp.      388,600                  18,410
(a)

                                                           24,313

CONSUMER ELECTRONICS - 0.3%

Black & Decker Corp.              86,600                   4,525

TEXTILES & APPAREL - 0.9%

Jones Apparel Group, Inc. (a)     270,200                  7,329

Mohawk Industries, Inc. (a)       113,700                  2,999

Shaw Industries, Inc.             228,600                  3,529

                                                           13,857

TOTAL DURABLES                                             42,695

ENERGY - 4.8%

ENERGY SERVICES - 0.6%

BJ Services Co. (a)               88,800                   3,713

COMMON STOCKS - CONTINUED

                                 SHARES                   VALUE (NOTE 1) (000S)

ENERGY - CONTINUED

ENERGY SERVICES - CONTINUED

Halliburton Co.                   117,400                 $ 4,725

Precision Drilling Corp.          37,200                   951
Class A (a)

                                                           9,389

OIL & GAS - 4.2%

Amerada Hess Corp.                35,000                   1,986

Anadarko Petroleum Corp.          46,800                   1,597

Burlington Resources, Inc.        109,300                  3,614

Chesapeake Energy Corp. (a)       474,300                  1,126

Exxon Mobil Corp.                 360,965                  29,080

Frontier Oil Corp. (a)            401,500                  2,710

Kerr-McGee Corp.                  30,300                   1,879

Occidental Petroleum Corp.        140,300                  3,034

Ocean Energy, Inc. (a)            173,100                  1,342

Pioneer Natural Resources Co.     160,200                  1,432

Santa Fe Snyder Corp. (a)         439,845                  3,519

Sunoco, Inc.                      288,800                  6,787

Tosco Corp.                       109,700                  2,982

USX - Marathon Group              79,100                   1,953

Vastar Resources, Inc.            22,500                   1,328

                                                           64,369

TOTAL ENERGY                                               73,758

FINANCE - 10.4%

BANKS - 1.0%

Bank of America Corp.             45,170                   2,267

Chase Manhattan Corp.             121,800                  9,462

Marshall & Ilsley Corp.           60,300                   3,788

                                                           15,517

CREDIT & OTHER FINANCE - 3.8%

American Express Co.              40,000                   6,650

Associates First Capital          381,300                  10,462
Corp. Class A

Citigroup, Inc.                   268,100                  14,896

Household International, Inc.     144,000                  5,364

JAFCO Co. Ltd.                    42,000                   15,000

Providian Financial Corp.         63,100                   5,746

                                                           58,118

COMMON STOCKS - CONTINUED

                                 SHARES                   VALUE (NOTE 1) (000S)

FINANCE - CONTINUED

FEDERAL SPONSORED CREDIT - 1.5%

Fannie Mae                        292,100                 $ 18,238

Freddie Mac                       106,200                  4,998

                                                           23,236

INSURANCE - 2.2%

Ambac Financial Group, Inc.       59,400                   3,100

American International Group,     187,925                  20,319
Inc.

Financial Security Assurance      57,200                   2,982
Holdings Ltd.

MBIA, Inc.                        80,600                   4,257

PMI Group, Inc.                   77,200                   3,768

                                                           34,426

SECURITIES INDUSTRY - 1.9%

Charles Schwab Corp.              174,700                  6,704

Daiwa Securities Co. Ltd.         1,134,000                17,742

Waddell & Reed Financial,         158,800                  4,307
Inc. Class A

                                                           28,753

TOTAL FINANCE                                              160,050

HEALTH - 7.1%

DRUGS & PHARMACEUTICALS - 7.1%

Allergan, Inc.                    61,400                   3,055

American Home Products Corp.      150,400                  5,931

Biogen, Inc. (a)                  92,100                   7,782

Bristol-Myers Squibb Co.          143,300                  9,198

Cephalon, Inc. (a)                83,800                   2,896

Eli Lilly & Co.                   150,600                  10,015

Forest Laboratories, Inc. (a)     105,500                  6,482

Genentech, Inc.                   31,300                   4,210

IDEC Pharmaceuticals Corp. (a)    66,100                   6,494

Medimmune, Inc. (a)               30,000                   4,976

Merck & Co., Inc.                 67,100                   4,500

Millennium Pharmaceuticals,       29,800                   3,636
Inc. (a)

PE Corp. - Celera Genomics        89,100                   13,276
Group (a)

QLT PhotoTherapeutics, Inc.       19,400                   1,140
(a)

Schering-Plough Corp.             119,100                  5,025

COMMON STOCKS - CONTINUED

                                 SHARES                   VALUE (NOTE 1) (000S)

HEALTH - CONTINUED

DRUGS & PHARMACEUTICALS -
CONTINUED

Sepracor, Inc. (a)                72,000                  $ 7,142

Warner-Lambert Co.                154,100                  12,627

                                                           108,385

INDUSTRIAL MACHINERY &
EQUIPMENT - 6.8%

ELECTRICAL EQUIPMENT - 5.5%

ANTEC Corp. (a)                   245,600                  8,964

California Amplifier, Inc. (a)    514,500                  13,538

General Electric Co.              214,700                  33,225

Hutchison Whampoa Ltd.            340,000                  4,946

Omnipoint Corp. (a)               60,500                   7,298

Pinnacle Systems (a)              376,600                  15,323

                                                           83,294

INDUSTRIAL MACHINERY &
EQUIPMENT - 1.3%

Caterpillar, Inc.                 110,000                  5,177

Ingersoll-Rand Co.                160,800                  8,854

Parker-Hannifin Corp.             118,100                  6,060

                                                           20,091

TOTAL INDUSTRIAL MACHINERY &                               103,385
EQUIPMENT

MEDIA & LEISURE - 3.3%

BROADCASTING - 1.7%

AT&T Corp. - Liberty Media        250,600                  14,222
Group Class A (a)

CBS Corp. (a)                     51,440                   3,289

MediaOne Group, Inc. (a)          25,700                   1,974

TV Azteca SA de CV sponsored      230,000                  2,070
ADR

UnitedGlobalCom, Inc. (a)         69,600                   4,916

                                                           26,471

ENTERTAINMENT - 0.5%

Mandalay Resort Group (a)         395,900                  7,967

LODGING & GAMING - 0.7%

Starwood Hotels & Resorts         343,200                  8,065
Worldwide, Inc. unit

WMS Industries, Inc. (a)          201,400                  2,643

                                                           10,708

COMMON STOCKS - CONTINUED

                                 SHARES                   VALUE (NOTE 1) (000S)

MEDIA & LEISURE - CONTINUED

RESTAURANTS - 0.4%

McDonald's Corp.                  136,800                 $ 5,515

TOTAL MEDIA & LEISURE                                      50,661

NONDURABLES - 2.1%

FOODS - 0.2%

Nabisco Group Holdings Corp.      308,700                  3,280

HOUSEHOLD PRODUCTS - 1.5%

Avon Products, Inc.               164,300                  5,422

Procter & Gamble Co.              161,500                  17,694

                                                           23,116

TOBACCO - 0.4%

Philip Morris Companies, Inc.     257,500                  5,971

TOTAL NONDURABLES                                          32,367

PRECIOUS METALS - 0.7%

Newmont Mining Corp.              295,400                  7,237

Placer Dome, Inc.                 303,500                  3,262

                                                           10,499

RETAIL & WHOLESALE - 5.9%

APPAREL STORES - 1.4%

Abercrombie & Fitch Co. Class     479,700                  12,802
A (a)

The Limited, Inc.                 192,600                  8,342

                                                           21,144

DRUG STORES - 0.1%

Walgreen Co.                      50,600                   1,480

GENERAL MERCHANDISE STORES -
2.4%

Ames Department Stores, Inc.      69,000                   1,988
(a)

Costco Wholesale Corp. (a)        49,300                   4,499

Dayton Hudson Corp.               121,700                  8,937

Wal-Mart Stores, Inc.             312,400                  21,595

                                                           37,019

COMMON STOCKS - CONTINUED

                                 SHARES                   VALUE (NOTE 1) (000S)

RETAIL & WHOLESALE - CONTINUED

GROCERY STORES - 0.6%

Fleming Companies, Inc.           648,647                 $ 6,649

Safeway, Inc. (a)                 76,500                   2,721

                                                           9,370

RETAIL & WHOLESALE,
MISCELLANEOUS - 1.4%

Best Buy Co., Inc. (a)            85,700                   4,301

Home Depot, Inc.                  216,750                  14,861

Lowe's Companies, Inc.            48,000                   2,868

                                                           22,030

TOTAL RETAIL & WHOLESALE                                   91,043

SERVICES - 3.8%

ADVERTISING - 0.4%

MyPoints.com, Inc.                71,800                   5,313

LEASING & RENTAL - 0.4%

Blockbuster, Inc. Class A         82,600                   1,105

Crown Castle International        87,100                   2,798
Corp. (a)

Hertz Corp. Class A               55,800                   2,797

                                                           6,700

SERVICES - 3.0%

Caremark Rx, Inc. (a)             7,699,500                38,979

FreeMarkets, Inc.                 11,100                   3,789

True North Communications         79,400                   3,548

                                                           46,316

TOTAL SERVICES                                             58,329

TECHNOLOGY - 29.3%

COMMUNICATIONS EQUIPMENT - 5.2%

3Com Corp. (a)                    50,200                   2,359

Aspect Communications Corp.       142,300                  5,567
(a)

Cisco Systems, Inc. (a)           277,300                  29,706

Ditech Communications Corp.       123,600                  11,557

Efficient Networks, Inc.          8,600                    585

Globalstar Telecommunications     81,300                   3,577
Ltd. (a)

Lucent Technologies, Inc.         108,210                  8,095

COMMON STOCKS - CONTINUED

                                 SHARES                   VALUE (NOTE 1) (000S)

TECHNOLOGY - CONTINUED

COMMUNICATIONS EQUIPMENT -
CONTINUED

Nokia AB sponsored ADR            71,600                  $ 13,604

Pacific Century CyberWorks        640,000                  1,491
Ltd. (a)

Telefonaktiebolaget LM            60,400                   3,968
Ericsson sponsored ADR

                                                           80,509

COMPUTER SERVICES & SOFTWARE
- 14.0%

America Online, Inc. (a)          177,600                  13,398

AppNet Systems, Inc.              60,000                   2,625

Aspect Development, Inc. (a)      10,000                   685

At Plan, Inc.                     17,200                   170

Axent Technolgies, Inc. (a)       9,500                    200

Banyan Systems, Inc. (a)          10,000                   200

Cambridge Technology              385,300                  10,114
Partners, Inc. (a)

Citrix Systems, Inc. (a)          126,100                  15,510

Computer Associates               172,000                  12,029
International, Inc.

Exact Holdings NV (a)             16,929                   901

Exodus Communications, Inc.       70,800                   6,288
(a)

IFX Corp. (a)                     34,500                   1,143

Internet Initiative Japan,        25,200                   2,449
Inc. sponsored ADR

Microsoft Corp. (a)               710,700                  82,968

New Era of Networks, Inc. (a)     53,500                   2,548

Oracle Corp. (a)                  70,600                   7,912

Project Software &                43,000                   2,387
Development, Inc. (a)

Redback Networks, Inc.            25,400                   4,509

SalesLogix Corp.                  216,200                  8,878

Technology Solutions, Inc. (a)    347,500                  11,381

Trans Cosmos, Inc.                23,500                   10,025

TSI International Software        83,900                   4,751
Ltd. (a)

Vignette Corp.                    34,600                   5,640

Yahoo!, Inc. (a)                  19,300                   8,351

                                                           215,062

COMPUTERS & OFFICE EQUIPMENT
- 4.9%

Comverse Technology, Inc. (a)     85,400                   12,362

Dell Computer Corp. (a)           487,900                  24,883

EMC Corp. (a)                     29,000                   3,168

Hewlett-Packard Co.               54,300                   6,187

MTI Technology Corp. (a)          138,700                  5,115

Network Appliance, Inc. (a)       35,700                   2,965

Safeguard Scientifics, Inc.       26,100                   4,230
(a)

SanDisk Corp. (a)                 71,500                   6,882

COMMON STOCKS - CONTINUED

                                 SHARES                   VALUE (NOTE 1) (000S)

TECHNOLOGY - CONTINUED

COMPUTERS & OFFICE EQUIPMENT
- CONTINUED

Softbank Corp.                    4,200                   $ 4,019

Symbol Technologies, Inc.         87,700                   5,574

                                                           75,385

ELECTRONIC INSTRUMENTS - 0.1%

NetOptix Corp. (a)                29,900                   1,996

ELECTRONICS - 5.1%

Applied Micro Circuits Corp.      24,100                   3,067
(a)

AVX Corp.                         102,700                  5,129

Brocade Communications            24,900                   4,407
Systems, Inc.

Celestica, Inc. (sub. vtg.)       122,000                  6,814
(a)

Epcos AG sponsored ADR (a)        57,400                   4,287

KEMET Corp. (a)                   110,000                  4,957

Kyocera Corp.                     40,000                   10,372

Micron Technology, Inc. (a)       46,500                   3,615

Motorola, Inc.                    119,100                  17,537

National Semiconductor Corp.      256,600                  10,986
(a)

S3, Inc. (a)                      587,000                  6,787

                                                           77,958

TOTAL TECHNOLOGY                                           450,910

TRANSPORTATION - 2.2%

AIR TRANSPORTATION - 0.4%

AMR Corp. (a)                     86,600                   5,802

RAILROADS - 1.8%

Burlington Northern Santa Fe      70,300                   1,705
Corp.

Westinghouse Air Brake Co.        1,460,592                25,926

                                                           27,631

TOTAL TRANSPORTATION                                       33,433

UTILITIES - 11.5%

CELLULAR - 3.5%

ALLTEL Corp.                      51,400                   4,250

China Telecom (Hong Kong)         950,000                  6,107
Ltd. (a)

LCC International, Inc. (a)       191,700                  3,822

Nextel Communications, Inc.       61,200                   6,311
Class A (a)

COMMON STOCKS - CONTINUED

                                 SHARES                   VALUE (NOTE 1) (000S)

UTILITIES - CONTINUED

CELLULAR - CONTINUED

QUALCOMM, Inc. (a)                62,843                  $ 11,068

Sprint Corp. - PCS Group          49,700                   5,094
Series 1 (a)

Tele Sudeste Celular              98,500                   3,823
Participacoes SA ADR

Telesp Celular Participacoes      86,400                   3,661
SA ADR

Telesystem International          260,900                  9,576
Wireless, Inc. (sub. vtg.)
(a)

                                                           53,712

ELECTRIC UTILITY - 1.2%

Calpine Corp. (a)                 236,800                  15,155

Illinova Corp.                    81,100                   2,818

                                                           17,973

GAS - 1.7%

Dynegy, Inc.                      178,800                  4,347

Kinder Morgan, Inc.               1,078,097                21,764

                                                           26,111

TELEPHONE SERVICES - 4.9%

AT&T Corp.                        438,700                  22,264

BellSouth Corp.                   266,500                  12,476

BroadWing, Inc.                   227,800                  8,400

CenturyTel, Inc.                  110,800                  5,249

FirstCom Corp. (a)                122,000                  4,484

Global Crossing Ltd. (a)          114,600                  5,730

Intermedia Communications,        89,000                   3,454
Inc. (a)

MCI WorldCom, Inc. (a)            141,957                  7,533

TALK.com, Inc. (a)                338,200                  6,003

                                                           75,593

WATER - 0.2%

Vivendi SA (a)                    28,500                   2,571

TOTAL UTILITIES                                            175,960

TOTAL COMMON STOCKS                           1,511,474
(Cost $1,218,315)

CASH EQUIVALENTS - 0.7%

                                 SHARES                   VALUE (NOTE 1) (000S)

Central Cash Collateral Fund,     1,514,400               $ 1,514
4.97% (b)

Taxable Central Cash Fund,        9,475,029                9,475
5.12% (b)

TOTAL CASH EQUIVALENTS                                     10,989
(Cost $10,989)

TOTAL INVESTMENT PORTFOLIO -                               1,522,463
99.3%
(Cost $1,229,304)

NET OTHER ASSETS - 0.7%                                    10,758

NET ASSETS - 100%                                          $ 1,533,221


LEGEND

(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.

Distribution of investments by country of issue, as a percentage of net assets, is as follows:

United States of America     89.1%

Japan                         5.4

Canada                        1.9

Others (individually less     3.6
than 1%)

                            100.0%

INCOME TAX INFORMATION

At December 31, 1999, the aggregate cost of investment securities for income tax purposes was $1,240,311,000. Net unrealized appreciation aggregated $282,152,000, of which $325,679,000 related to appreciated investment securities and $43,527,000 related to depreciated investment securities.

The fund hereby designates approximately $40,336,000 as a capital gain dividend for the purpose of the dividend paid deduction.

FINANCIAL STATEMENTS


STATEMENT OF ASSETS AND LIABILITIES
AMOUNTS IN THOUSANDS (EXCEPT
PER-SHARE AMOUNT)                  DECEMBER 31, 1999

ASSETS

Investment in securities, at             $ 1,522,463
value (cost $1,229,304) -
See accompanying schedule

Cash                                      5,204

Receivable for investments                60,370
sold

Receivable for fund shares                980
sold

Dividends receivable                      1,026

Interest receivable                       104

Other receivables                         2,120

 TOTAL ASSETS                             1,592,267

LIABILITIES

Payable for investments        $ 54,362
purchased

Payable for fund shares         2,586
redeemed

Accrued management fee          466

Other payables and accrued      118
expenses

Collateral on securities        1,514
loaned, at value

 TOTAL LIABILITIES                        59,046

NET ASSETS                               $ 1,533,221

Net Assets consist of:

Paid in capital                          $ 1,123,794

Undistributed net investment              1,421
income

Accumulated undistributed net             114,875
realized gain (loss) on
investments and foreign
currency transactions

Net unrealized appreciation               293,131
(depreciation) on
investments and assets and
liabilities in foreign
currencies

NET ASSETS, for 21,378 shares            $ 1,533,221
outstanding

NET ASSET VALUE, offering                 $71.72
price and redemption price
per share ($1,533,221
(divided by) 21,378 shares)

STATEMENT OF OPERATIONS
AMOUNTS IN THOUSANDS       YEAR
                           ENDED DECEMBER 31, 1999

INVESTMENT INCOME                          $ 9,597
Dividends

Interest                                    504

Security lending                            28

 TOTAL INCOME                               10,129

EXPENSES

Management fee Basic fee         $ 7,400

 Performance adjustment           (2,713)

Transfer agent fees               1,977

Accounting and security           433
lending fees

Non-interested trustees'          9
compensation

Custodian fees and expenses       83

Registration fees                 51

Audit                             49

Legal                             24

Interest                          65

Miscellaneous                     18

 Total expenses before            7,396
reductions

 Expense reductions               (850)     6,546

NET INVESTMENT INCOME                       3,583

REALIZED AND UNREALIZED GAIN
(LOSS)
Net realized gain (loss) on:

 Investment securities            346,344

 Foreign currency transactions    (78)      346,266

Change in net unrealized
appreciation (depreciation)
on:

 Investment securities            99,384

 Assets and liabilities in        (49)      99,335
foreign currencies

NET GAIN (LOSS)                             445,601

NET INCREASE (DECREASE) IN                 $ 449,184
NET ASSETS RESULTING  FROM
OPERATIONS

STATEMENT OF CHANGES IN NET ASSETS

AMOUNTS IN THOUSANDS             YEAR ENDED DECEMBER 31, 1999  YEAR ENDED DECEMBER 31, 1998

INCREASE (DECREASE) IN NET
ASSETS

Operations Net investment        $ 3,583                       $ 1,313
income

 Net realized gain (loss)         346,266                       (49,738)

 Change in net unrealized         99,335                        89,719
appreciation (depreciation)

 NET INCREASE (DECREASE) IN       449,184                       41,294
NET ASSETS RESULTING  FROM
OPERATIONS

Distributions to shareholders     (3,582)                       -
From net investment income

 In excess of net investment      (406)                         -
income

 From net realized gain           (122,659)                     -

 TOTAL DISTRIBUTIONS              (126,647)                     -

Share transactions Net            428,586                       794,088
proceeds from sales of shares

 Reinvestment of distributions    110,094                       -

 Cost of shares redeemed          (523,450)                     (1,069,994)

 NET INCREASE (DECREASE) IN       15,230                        (275,906)
NET ASSETS RESULTING  FROM
SHARE TRANSACTIONS

  TOTAL INCREASE (DECREASE)       337,767                       (234,612)
IN NET ASSETS

NET ASSETS

 Beginning of period              1,195,454                     1,430,066

 End of period (including        $ 1,533,221                   $ 1,195,454
undistributed net investment
income of $1,421 and $1,003,
respectively)

OTHER INFORMATION
Shares

 Sold                             6,687                         13,653

 Issued in reinvestment of        1,599                         -
distributions

 Redeemed                         (8,387)                       (18,604)

 Net increase (decrease)          (101)                         (4,951)


FINANCIAL HIGHLIGHTS

YEARS ENDED DECEMBER 31,         1999     1998     1997     1996     1995

SELECTED PER-SHARE DATA

Net asset value, beginning       $ 55.66  $ 54.11  $ 56.81  $ 52.48  $ 50.99
of period

Income from Investment
Operations

Net investment income             .18  B   .05 B    .08 B    .62 C    .46

Net realized and unrealized       22.23    1.50     4.46     8.18     10.71
gain (loss)

Total from investment             22.41    1.55     4.54     8.80     11.17
operations

Less Distributions

 From net investment income       (.18)    -        (.05)    (.45)    (.47)

 In excess of  net investment     (.02)    -        -        -        -
income

From net realized gain            (6.15)   -        (7.19)   (4.02)   (9.21)

Total distributions               (6.35)   -        (7.24)   (4.47)   (9.68)

Net asset value, end of period   $ 71.72  $ 55.66  $ 54.11  $ 56.81  $ 52.48

TOTAL RETURN A                    40.73%   2.86%    8.55%    16.98%   22.11%

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period        $ 1,533  $ 1,195  $ 1,430  $ 1,332  $ 1,268
(in millions)

Ratio of expenses to average      .58%     .62%     .65%     .66%     .85%
net assets

Ratio of expenses to average      .51% D   .54% D   .59% D   .64% D   .82% D
net assets after expense
reductions

Ratio of net investment           .28%     .10%     .13%     1.77%    .82%
income to average net assets

Portfolio turnover rate           309%     348%     334%     142%     186%


A THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN.
B NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
C INVESTMENT INCOME PER SHARE REFLECTS A SPECIAL DIVIDEND WHICH AMOUNTED TO $.28 PER SHARE.
D FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES.

NOTES TO FINANCIAL STATEMENTS
For the period ended December 31, 1999


1. SIGNIFICANT ACCOUNTING POLICIES.

Fidelity Trend Fund (the fund) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust and is authorized to issue an unlimited number of shares. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

SECURITY VALUATION. Securities for which exchange quotations are readily available are valued at the last sale price, or if no sale price, at the closing bid price. Foreign securities are valued based on quotations from the principal market in which such securities are normally traded. If trading or events occurring in other markets after the close of the principal market in which foreign securities are traded, and before the close of the business of the fund, are expected to materially affect the value of those securities, then they are valued at their fair value taking this trading or these events into account. Fair value is determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Securities for which exchange quotations are not readily available (and in certain cases debt securities which trade on an exchange) are valued primarily using dealer-supplied valuations or at their fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value.

FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.

Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for its fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."

1. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

DEFERRED TRUSTEE COMPENSATION. Under a Deferred Compensation Plan (the
Plan) non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

DISTRIBUTIONS TO SHAREHOLDERS. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for litigation proceeds, foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards and losses deferred due to wash sales. The fund also utilized earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.

FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.

JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the fund, along with other affiliated entities of Fidelity Management & Research Company

2. OPERATING POLICIES - CONTINUED

JOINT TRADING ACCOUNT - CONTINUED

(FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.

REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

CENTRAL CASH FUNDS. Pursuant to an Exemptive Order issued by the SEC, the fund may invest in the Taxable Central Cash Fund and the Central Cash Collateral Fund(the Cash Funds) managed by Fidelity Investments Money Management, Inc., an affiliate of FMR. The Cash Funds are open-end money market funds available only to investment companies and other accounts managed by FMR and its affiliates. The Cash Funds seek preservation of capital, liquidity, and current income. Income distributions from the Cash Funds are declared daily and paid monthly from net interest income. Income distributions earned by the fund are recorded as either interest income or security lending income in the accompanying financial statements.

INTERFUND LENDING PROGRAM. Pursuant to an Exemptive Order issued by the SEC, the fund, along with other registered investment companies having management contracts with FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating funds.

3. PURCHASES AND SALES OF INVESTMENTS.

Purchases and sales of securities, other than short-term securities, aggregated $3,932,611,000 and $4,058,727,000, respectively, of which U.S. government and government agency obligations aggregated $0 and $10,000,000, respectively.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.

MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly basic fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .2167% to
 .5200% for the period. The annual individual fund fee rate is .30%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

MANAGEMENT FEE - CONTINUED

same or a lower management fee. The basic fee is subject to a performance adjustment (up to a maximum of (plus/minus).20% of the fund's average net assets over the performance period) based on the fund's investment performance as compared to the appropriate index over a specified period of time. For the period, the management fee was equivalent to an annual rate of .37% of average net assets after the performance adjustment.

TRANSFER AGENT FEES. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .16% of average net assets.

ACCOUNTING AND SECURITY LENDING FEES. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

BROKERAGE COMMISSIONS. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of FMR. The commissions paid to these affiliated firms were $359,000 for the period.

5. INTERFUND LENDING PROGRAM.

The fund participated in the interfund lending program as a borrower. The average daily loan balance during the period for which loans were outstanding amounted to $10,241,000. The weighted average interest rate was 5.37%. Interest expense includes $24,000 paid under the interfund lending program.

6. SECURITY LENDING.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral in the form of U.S. Treasury obligations, letters of credit, and/or cash against the loaned securities, and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. At period end, the value of the securities loaned amounted to $1,431,000. The fund received cash collateral of $1,514,000 which was invested in cash equivalents.

7. BANK BORROWINGS.

The fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions. The fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average daily loan balance during the period for which loans were outstanding amounted to $7,612,000. The weighted average interest rate was 5.19%. Interest expense includes $41,000 paid under the bank borrowing program.

8. EXPENSE REDUCTIONS.

FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $832,000 under this arrangement.

In addition, through arrangements with the fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $1,000 and $17,000, respectively, under these arrangements.

REPORT OF INDEPENDENT ACCOUNTANTS


To the Trustees and the Shareholders of Fidelity Trend Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Trend Fund at December 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Trend Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

Boston, Massachusetts
February 8, 2000

DISTRIBUTIONS


The Board of Trustees of Fidelity Trend Fund voted to pay on February 7, 2000, to shareholders of record at the opening of business on February 4, 2000, a distribution of $5.02 per share derived from capital gains realized from sales of portfolio securities and a dividend of $.51 per share from net investment income.

The fund hereby designates 100% of the long-term capital gain dividends distributed during the fiscal year as 20%-rate capital gain dividends.

INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA

INVESTMENT SUB-ADVISERS
Fidelity Management & Research
 (U.K.) Inc., London, England
Fidelity Management & Research
 (Far East) Inc., Tokyo, Japan

OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Abigail P. Johnson, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
Matthew N. Karstetter, Deputy Treasurer
John H. Costello, Assistant Treasurer

BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

ADVISORY BOARD
J. Gary Burkhead
Ned C. Lautenbach

GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA

TRANSFER AND SHAREHOLDER
SERVICING AGENT
Fidelity Service Company, Inc.
Boston, MA

*INDEPENDENT TRUSTEES

CUSTODIAN
The Chase Manhattan Bank
New York, NY

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